UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                                    ---------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to section 13 OR 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): June 8, 2005

                            BUCKEYE TECHNOLOGIES INC.
             (Exact name of registrant as specified in its charter)


                  DELAWARE                  33-60032        62-1518973
             (State or other             (Commission       (IRS Employer
       jurisdiction of incorporation)    File Number)    Identification Number)


       1001 Tillman Street, Memphis, Tennessee                        38112
      (Address of principal executive offices)                      (Zip Code)


       Registrant's telephone number, including area code: (901) 320-8100

                                       N/A
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

         [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

         [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1.  REGISTRANT'S BUSINESS AND OPERATIONS

Item 1.01.  Entry into a Material Definitive Agreement

         On June 7, 2005, the Compensation Committee of the Board of Directors of Buckeye Technologies Inc. approved the acceleration of vesting of all out-of-the-money unvested options to purchase shares of common stock of Buckeye Technologies Inc. that would still be unvested at June 30, 2005. These options were previously awarded to non-employee directors, executive officers, and other employees under the Company's Amended and Restated 1995 Incentive and Nonqualified Stock Option Plan for Management Employees and the Company's Amended and Restated Formula Plan for Non-Employee Directors. Options to purchase 898,150 shares of common stock are subject to this acceleration. The closing price of Buckeye Technologies stock on June 7, 2005 was $8.32.

         The following table summarizes the options subject to acceleration:

                                        Aggregate Number of Shares Issuable     Weighted Average Exercise Price
                                             Under Accelerated Options                     Per Share
------------------------------------------------------------------------------------------------------------------
Non-employee directors                                        70,000                               $10.54
------------------------------------------------------------------------------------------------------------------
Executive officers as a group                                422,550                               $11.03
------------------------------------------------------------------------------------------------------------------
Other employees                                              405,600                               $11.05

         The acceleration of vesting of these out-of-the money options is being undertaken primarily to eliminate any future compensation expense the Company would otherwise recognize in its income statement with respect to these options with the implementation of the Financial Accounting Standard Board (FASB) statement "Share-Based Payment" (FAS 123R) effective July 1, 2005. We estimate this compensation expense, before tax, would total $5.2 million (approximately $2.2 million in fiscal 2006, $1.5 million in fiscal 2007, $0.9 million in fiscal 2008 and $0.6 million in fiscal 2009) based on value calculations using the Black-Scholes methodology.

         The text of a press release dated June 8, 2005 announcing the above-described option acceleration is set forth as Exhibit 99.1 and is incorporated by reference herein.

Forward Looking Statement

         Certain statements in this Report on Form 8-K that are not strictly historical statements constitute forward-looking statements which involve risks and uncertainties that could cause actual results and outcomes to differ materially from what is expressed in those forward-looking statements. Such forward-looking statements include, without limitation, those related to the Company's expectations regarding the impact of the accelerated vesting of options on its financial results in future periods. Important factors that may affect such forward-looking statements include, without limitation: the possibility that FASB Statement No. 123R ("FAS 123R") could be changed, amended or interpreted in a manner that would change the Company's current assessment of the effects of the adoption of FAS 123R on the acceleration of the vesting of stock options and the final results of the closing of the Company's books for future financial periods; as well as other risks detailed in Buckeye Technologies Inc.'s filings with the Securities and Exchange Commission, including those described in the Company's Annual Report on Form 10-K and Form 10-K/A for the year ended June 30, 2004 and on Form 10-Q for the periods ended September 30, 2004, December 31, 2004 and March 31, 2005.

SECTION 9.  FINANCIAL STATEMENTS AND EXHIBITS.

Item 9.01.  Financial Statements and Exhibits.

(c)  Exhibits.  The following exhibit is being furnished as part of this Report.

Exhibit                                    Description
Number
-------------  ----------------------------------------------------------------

  99.1         Press Release of Buckeye Technologies Inc. dated June 8, 2005.

                                                                 Exhibit 99.1
News from
[OBJECT OMITTED]
FOR IMMEDIATE RELEASE
                             Contacts: Kris Matula, Executive Vice President
                                                 and Chief Financial Officer
                                                                901-320-8588
                                                                Chad Foreman
                                                  Investor Relations Manager
                                                                901-320-8828
                                                   Website:  www.bkitech.com

BUCKEYE ANNOUNCES ACCELERATION OF STOCK OPTION VESTING


MEMPHIS, TN June 8, 2005 - Buckeye Technologies Inc. (NYSE: BKI) today announced that it has accelerated the vesting of certain unvested
"out-of-the-money" stock options previously awarded to directors, officers, and employees. The effective date of the acceleration is June 7, 2005. Outstanding unvested options that are "in-the-money" will not be subject to acceleration and will continue to vest on the Company's normal schedule.

Options to purchase 898,150 shares of Buckeye common stock, which would otherwise have vested over the next four years, will become fully vested, including 422,550 options held by executive officers, 70,000 options held by non-employee directors and 405,600 options held by other employees. These options represent about 19% of the total options outstanding. The total weighted average exercise price per share is $11.00. The closing price of Buckeye Technologies stock on June 7, 2005 was $8.32.

Buckeye Chairman, David B. Ferraro, commented, "The Company's decision to accelerate the vesting of these `out-of-the-money' options is in recognition of the issuance of FAS 123(R). Accelerating the vesting of these options will result in the Company not being required to recognize compensation expense before tax of approximately $2.2 million associated with these options in fiscal 2006 and another $3.0 million in future periods. We believe this is in the best interest of the Company and its shareholders."

Buckeye, a leading manufacturer and marketer of specialty fibers and nonwoven materials, is headquartered in Memphis, Tennessee, USA. The Company currently operates facilities in the United States, Germany, Canada, and Brazil. Its products are sold worldwide to makers of consumer and industrial goods.

Certain matters discussed in this press release may constitute forward-looking statements within the meaning of the federal securities laws that involve risks and uncertainties, including but not limited to economic, competitive, governmental, and technological factors affecting the Company's operations, financing, markets, products, services and prices, and other factors. For further information on factors which could impact the Company and the statements contained herein, please refer to public filings with the Securities and Exchange Commission.

SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized,

                            BUCKEYE TECHNOLOGIES INC.


                           /S/ KRISTOPHER J. MATULA
                           --------------------------------------
                           Kristopher J. Matula
                           Executive Vice President and Chief Financial Officer June 8, 2005